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                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2000
                          AS REVISED NOVEMBER 30, 2000



1. The last paragraph under "Portfolio Managers" beginning on page 38 and continuing onto page 39 of the Prospectus is replaced in its entirety with the following:

              Steve Bishop is co-manager of RS Internet Age Fund-TM-. Mr. Bishop has worked as a research analyst and senior research analyst for RSIM since 1996 and for RS Internet Age Fund-TM- since its inception in December 1999. Mr. Bishop has nine years of investment experience. Prior to joining RSIM he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., and prior to that, he worked at RCM Capital Management. He holds a BA in Economics from Notre Dame and an MBA from Harvard Business School.

2. PFPC Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, is the Distributor of RS Investment Trust. References to Provident Distributors, Inc. in the Prospectus and the Statement of Additional Information should be read instead to refer to PFPC Distributors, Inc.


                                            February 5, 2001